As filed with the Securities and Exchange Commission on October 10, 2000.
                                                    Registration No. 333 -
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                      ------------------------------------

                            E-XACT TRANSACTIONS LTD.
             (Exact name of registrant as specified in its charter)

                      ------------------------------------


                DELAWARE                                       98-0212722
     (State or other jurisdiction of                        (I.R.S. Employer
     incorporation or organization)                      Identification Number)


                           143 UNION BLVD., SUITE 850
                                   P.O. BOX 38
                            LAKEWOOD, COLORADO 80228
                                 (303) 716-7090
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                            E-XACT TRANSACTIONS LTD.
                                STOCK OPTION PLAN
                              (Full title of plan)
                             ----------------------

                                 WITH A COPY TO:
                            LESTER R. WOODWARD, ESQ.
                           DAVIS, GRAHAM & STUBBS LLP
                       1550 SEVENTEENTH STREET, SUITE 500
                             DENVER, COLORADO 80202

                  (Name, address, including zip code, and telephone number,
                          including area code, of agent for service)

                             ----------------------

                                         CALCULATION OF REGISTRATION FEE
=======================================================================================================================
    Title of each class of                                  Proposed maximum      Proposed maximum
  securities to be registered                              offering price per    aggregate offering    Amount of
                                 Amount to be registered          share(1)              price(1)      registration fee
-----------------------------------------------------------------------------------------------------------------------
Shares subject to options                10,000                  $2.40(1)            $24,000               $6.33
granted june 21, 2000
-----------------------------------------------------------------------------------------------------------------------
Shares subject to options               1,247,800                $1.00(1)           $1,247,800            $329.41
granted january 12, 2000
and march 15, 2000
-----------------------------------------------------------------------------------------------------------------------
Shares subject to options                28,700                  $4.00(1)            $114,800              $30.30
granted april 19, 2000
-----------------------------------------------------------------------------------------------------------------------
Shares to issued under the plan          223,500                 $1.04(2)            $232,440              $61.36
-----------------------------------------------------------------------------------------------------------------------
Total                                   1,510,000                                   $1,610,100            $427.40
=======================================================================================================================

(1) Computed in accordance with rule 457(h)(l).
(2) Estimated solely for the purposes of calculating the amount of the registration fee pursuant to Rule 457(h)(1). The price per share and aggregate offering price are based upon the average of the high and low prices of the shares as of October 9, 2000, as reported on the Canadian Venture Exchange.

           PART II. INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

3.      INCORPORATION OF DOCUMENTS BY REFERENCE.

        The following documents, which are filed with the Securities and Exchange Commission, are incorporated in this Registration Statement by reference:

        (a) The Company's Current Report on Form 8-K, filed with the Commission on September 20, 2000.

        (b) The Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, filed with the Commission on August 21, 2000.

        (c) The Company's Current Report on Form 8-K, filed with the Commission on August 10, 2000.

        (d) The Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2000, filed with the Commission on May 22, 2000.

        (e) The Company's Annual Report on Form 10-KSB for the year ended December 31, 1999, filed with the Commission on April 14, 2000.

        (f) The Company's Post-Effective Amendment No. 1 to its Registration Statement on Form SB-2, filed with the Commission on March 3, 2000.

        (g) The Company's Initial Public Offering Prospectus on Form 424, filed with the Commission on February 25, 2000.

        (h) The Company's Selling Stockholder Prospectus on Form 424, filed with the Commission on February 25, 2000.

        (i) The Company's Post-Effective Amendments No. 2 to its Registration Statement on Form SB-2, filed with the Commission on December 21, 1999, February 8, 2000 and February 14, 2000.

        (j) The Company's Registration Statement on Form SB-2, filed with the Commission on October 22, 1999.

        (k) All other documents filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date of this Registration Statement and prior to the filing of a Post-Effective Amendment to this Registration Statement indicating that all securities offered under the Registration Statement have been sold, or deregistering all securities then remaining unsold.

        Any statement contained in a document incorporated, or deemed to be incorporated, by reference herein shall be deemed to be modified or superseded for purposes of this Registration

Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

4.      DESCRIPTION OF SECURITIES.

        Not applicable.

5.      INTERESTS OF NAMED EXPERTS AND COUNSEL.

        Not applicable.

6.      INDEMNIFICATION OF DIRECTORS AND OFFICERS.

        The Company's Bylaws and Certificate of Incorporation provide that the Company shall, to the full extent permitted by the General Corporation Law of the State of Delaware, as amended from time to time, indemnify all directors and officers of the Company. Section 145 of the Delaware General Corporation Law provides in part that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Similar indemnity is authorized for such persons against expenses (including attorneys' fees) actually and reasonably incurred in defense or settlement of any threatened, pending or completed action or suit by or in the right of the corporation, if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and provided further that (unless a court of competent jurisdiction otherwise provides) such person shall not have been adjudged liable to the corporation. Any such indemnification may be made only as authorized in each specific case upon a determination by the stockholders or disinterested directors that indemnification is proper because the indemnitee has met the applicable standard of conduct.

        Additionally, the Company's Bylaws provide that the Company shall advance all reasonable expenses incurred by an indemnitee in connection with any civil, criminal, administrative or investigative action, suit or proceeding if the indemnitee undertakes to repay such amount if it is ultimately determined that such indemnitee is not entitled to be indemnified by the Company as authorized in the Bylaws, the Certificate of Incorporation or the General Corporation Law of the State of Delaware.

7.      EXEMPTION FROM REGISTRATION CLAIMED.

        Not applicable.

8.      EXHIBITS

        4.1     E-xact Transactions Ltd. Stock Option Plan.
        5.1     Opinion and Consent of Davis, Graham & Stubbs LLP.
        23.1    Consent of Davis Graham & Stubbs LLP (included in Exhibit 5.1).
        23.2    Consent of Deloitte & Touche LLP.
        25.1    Power of Attorney (included in signature page).

9.      UNDERTAKINGS

        A.  The undersigned Registrant hereby undertakes:

                (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                      (i) to include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

                      (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

                      (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

                (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        C. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lakewood, State of Colorado, on the 2nd day of October, 2000.


                                               E-XACT TRANSACTIONS LTD.


                                               By:  /s/ TED HENDERSON
                                                  -----------------------------
                                                  Ted Henderson
                                                  President

                                               By:  /s/ PETER FAHLMAN
                                                  -----------------------------
                                                  Peter Fahlman
                                                  Vice President

                                               By:  /s/ LANCE TRACEY
                                                  -----------------------------
                                                  Lance Tracey
                                                  Chairman of the Board

                                               By:  /s/ JOHN ROSE
                                                  -----------------------------
                                                  John Rose
                                                  Director

                                               By:  /s/ PAUL MACNEILL
                                                  -----------------------------
                                                  Paul MacNeill
                                                  Director

                                               By:  /s/ DIETER HEIDRICH
                                                  -----------------------------
                                                  Dieter Heidrich
                                                  Director

                                               By:  /S/ EDMUND SHUNG
                                                  -----------------------------
                                                  Edmund Shung
                                                  Chief Financial Officer

        THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lakewood, State of Colorado on October 2, 2000.


E-XACT TRANSACTIONS LTD. STOCK OPTION PLAN


By:  /s/ JOHN ROSE
   ----------------------------------------
        Director


By:  /s/ PAUL MACNEILL
   ----------------------------------------
       Director


By:  /s/ EDMUND SHUNG
   ----------------------------------------
       Edmund Shung
       Chief Financial Officer

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ted Henderson and Lester Woodward, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


           Signature                           Title                             Date
           ---------                           -----                             ----
                                                                                         >
/s/ Ted Henderson
--------------------------------
Ted Henderson                    President and                             October 2, 2000
                                 Chief Executive Officer

/s/ Peter Fahlman
--------------------------------
Peter Fahlman                    Vice President                            October 2, 2000


/s/ Lance Tracey
-------------------------------
Lance Tracey                     Chairman of the Board                     October 2, 2000


/s/ John Rose
-------------------------------
John Rose                        Director                                  October 2, 2000


/s/ Paul MacNeill
-------------------------------
Paul MacNeill                    Director                                  October 2, 2000


/s/ Dieter Heidrich
--------------------------------
Dieter Heidrich                  Director                                  October 2, 2000

                                  EXHIBIT INDEX

Exhibit                                                                        Sequential
   No.                              Description                                 Page No.
--------                            -----------                                ----------
4.1         E-xact Transactions Ltd. Stock Option Plan.

5.1         Opinion and Consent of Davis Graham & Stubbs LLP.

23.1        Consent of Davis Graham & Stubbs LLP (included in Exhibit 5.1).

23.2        Consent of Deloitte & Touche LLP.

25.1        Power of Attorney (included in signature page).